Robert H. Baldwin
   President                B E L L A G I O

June 16, 1999


Mr. Stephen A. Wynn
Chairman of the Board and
 Chief Executive Officer
Mirage Resorts, Incorporated
3600 Las Vegas Boulevard South
Las Vegas, Nevada  89109

  Re:  Amendment No. 2 to Fine Art Rental Agreement

Dear Steve:

Pursuant to Paragraph 3 of the letter agreement dated December 31, 1998 between Bellagio and you (the "Rental Agreement"), this letter confirms our agreement that, effective this date, the following work of fine art shall be added to Exhibit A to the Rental Agreement for the following monthly rent:

                  Work                                      Monthly Rent
     ----------------------------------                     ------------
     "Composition with Head"  by                              $8,587
     Arshile Gorky (1936-1937, oil
     on canvas, 76-1/2 x 60-1/2 inches)

Please  sign  below  to  confirm  your  agreement to the foregoing.   My
signature below confirms Bellagio's agreement thereto.

Very truly yours,

BELLAGIO


By:  ROBERT H. BALDWIN
     -------------------------------------
     ROBERT H. BALDWIN
     President and Chief Executive Officer

I hereby agree to the foregoing.

     STEPHEN A. WYNN
     -------------------------------------
     STEPHEN A. WYNN

cc:  Bruce A. Levin
     Peter C. Walsh
     James E. Pettis
     George J. Panek

                P.O. BOX 7700, LAS VEGAS, NEVADA 89177-7700

                            EXHIBIT 10.3